Prepaid Forward Contract Equity	6 Months Ended
Dec. 31, 2023
Derivative [Abstract]
Prepaid Forward Contract Equity

NOTE 11 – PREPAID FORWARD CONTRACT EQUITY

As discussed in Note 1, Prior to the Closing of the Business Combination, on August 13, 2023, PNAC entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, the “Seller”) (the “Forward Purchase Agreement”) for OTC Equity Prepaid Forward Transactions. Pursuant to the terms of the Forward Purchase Agreement, the Seller purchased approximately 1,999,998 shares of PNAC’s Class A common stock in exchange for the Prepayment Amount of $21,299,979, which was paid out of the funds received by the Company from PNAC's trust account and will be held in a deposit account for the benefit of the Seller until the Valuation Date.

“Valuation Date” will be the earlier to occur of (a) the date that is two (2) years after the date of the closing of the Business Combination (the date of the closing of the Business Combination, the “Closing Date”) pursuant to the Business Combination Agreement, (b) the date specified by the Investor in a written notice to be delivered to the Counterparty at the Investor’s discretion (which Valuation Date will not be earlier than the day such notice is effective) after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by the Investor in a written notice to be delivered to the Counterparty at the Investor’s sole discretion (which Valuation Date will not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from the Investor to the Counterparty in accordance with the Forward Purchase Agreement.